                                                                   EXHIBIT 23(n)


                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the reference to our firm under the caption "Experts" in the Amendment No. 1 on Form S-3 to Form S-1 Registration Statement (No. 333-64463) of United Rentals, Inc. and to the incorporation by reference therein of our report dated March 12, 1998, except for Note 8 as to which the date is July 28, 1998, with respect to the financial statements of Lift Systems, Inc.

                                        Altschuler, Melvoin and Glasser LLP
                                        Chicago, Illinois
                                        January 15, 1999